Guarantees, Pledged Assets and Collateral, and Other Commitments	12 Months Ended
Dec. 31, 2019
Guarantees [Abstract]
Guarantees, Pledged Assets and Collateral, and Other Commitments

Note 16: Guarantees, Pledged Assets and Collateral, and Other Commitments
Guarantees are contracts that contingently require us to make payments to a guaranteed party based on an event or a change in an underlying asset, liability, rate or index. Guarantees are generally in the form of standby letters of credit, securities lending and other indemnifications, written options, recourse obligations, and other types of similar arrangements. Table 16.1 shows carrying value, maximum exposure to loss on our guarantees and the related non-investment grade amounts.

Table 16.1: Guarantees – Carrying Value and Maximum Exposure to Loss

		Maximum exposure to loss
(in millions)	Carrying value of obligation (asset)	Expires in one year or less	Expires after one year through three years	Expires after three years through five years	Expires after five years	Total	Non-investment grade
December 31, 2019
Standby letters of credit	$36	11,569	4,460	2,812	467	19,308	7,104
Direct pay letters of credit	—	1,861	3,815	824	105	6,605	1,184
Written options (1)	(345)	17,088	10,869	2,341	273	30,571	18,113
Loans and MLHFS sold with recourse (2)	52	114	576	1,356	10,050	12,096	9,835
Exchange and clearing house guarantees	—	—	—	—	4,817	4,817	—
Other guarantees and indemnifications (3)	1	785	1	3	809	1,598	698
Total guarantees	$(256)	31,417	19,721	7,336	16,521	74,995	36,934
December 31, 2018
Standby letters of credit (4)	$40	10,947	4,649	2,872	461	18,929	7,017
Direct pay letters of credit (4)	—	3,689	3,248	526	36	7,499	1,010
Written options (1)	(185)	17,243	10,502	3,066	400	31,211	21,732
Loans and MLHFS sold with recourse (2)	54	104	653	1,207	10,163	12,127	9,079
Exchange and clearing house guarantees (4)	—	—	—	—	2,922	2,922	—
Other guarantees and indemnifications (3), (4)	1	889	1	3	1,081	1,974	753
Total guarantees	$(90)	32,872	19,053	7,674	15,063	74,662	39,591

(1)
Written options, which are in the form of derivatives, are also included in the derivative disclosures in Note 18 (Derivatives). Carrying value net asset position is a result of certain deferred premium option trades.

(2)	Represent recourse provided, predominantly to the GSEs, on loans sold under various programs and arrangements.

(3)
Includes indemnifications provided to certain third-party clearing agents. Outstanding customer obligations under these arrangements were $80 million and $70 million with related collateral of $696 million and $974 million at December 31, 2019 and 2018, respectively.

(4)	Prior period amounts have been revised to conform with the current period presentation.

“Maximum exposure to loss” and “Non-investment grade” are required disclosures under GAAP. Maximum exposure to loss represents the estimated loss that would be incurred under an assumed hypothetical circumstance, despite what we believe is a remote possibility, where the value of our interests and any associated collateral declines to zero. Maximum exposure to loss estimates in Table 16.1 do not reflect economic hedges or collateral we could use to offset or recover losses we may incur under our guarantee agreements. Accordingly, this required disclosure is not an indication of expected loss. We believe the carrying value, which is either fair value, or the allowance for lending-related commitments, is more representative of our exposure to loss.
Non-investment grade represents those guarantees on which we have a higher risk of performance under the terms of the guarantee. If the underlying assets under the guarantee are non-investment grade (that is, an external rating that is below investment grade or an internal credit default grade that is equivalent to a below investment grade external rating), we consider the risk of performance to be high. Internal credit default grades are determined based upon the same credit policies that we use to evaluate the risk of payment or performance when making loans and other extensions of credit. Credit quality indicators we usually consider in evaluating risk of payments or performance are described in Note 6 (Loans and Allowance for Credit Losses).

STANDBY LETTERS OF CREDIT  We issue standby letters of credit, which include performance and financial guarantees, for customers in connection with contracts between our customers and third parties. We also originate multipurpose lending commitments under which borrowers have the option to draw on the facility in one of several forms, including as a standby letter of credit. Standby letters of credit are conditional lending commitments where we are obligated to make payment to a third party on behalf of a customer if the customer fails to meet their contractual obligations. Total maximum exposure to loss includes the portion of multipurpose lending facilities for which we have issued standby letters of credit under the commitments. We consider the credit risk in standby letters of credit and commercial and similar letters of credit in determining the ACL.

DIRECT PAY LETTERS OF CREDIT We issue direct pay letters of credit to serve as credit enhancements for certain bond issuances. Beneficiaries (bond trustees) may draw upon these instruments to make scheduled principal and interest payments, redeem all outstanding bonds because a default event has occurred, or for other reasons as permitted by the agreement. We consider the credit risk in direct pay letters of credit in determining the ACL.

WRITTEN OPTIONS We enter into certain derivative contracts that have the characteristics of a guarantee. These contracts include written put options that give the counterparty the right to sell to us an underlying instrument held by the counterparty at a specified price by a specified date. They also include certain written options that require us to make a payment for increases in fair value of assets held by the counterparty. These written option contracts generally permit or require net settlement. While these derivative transactions expose us to risk if the option is exercised, we manage this risk by entering into offsetting trades or by taking short positions in the underlying instrument. We offset market risk related to options written to customers with cash securities or other offsetting derivative transactions. Additionally, for certain of these contracts, we require the counterparty to pledge the underlying instrument as collateral for the transaction. Our ultimate obligation under written options is based on future market conditions and is only quantifiable at settlement. See Note 18 (Derivatives) for additional information regarding written derivative contracts.

LOANS AND MLHFS SOLD WITH RECOURSE  In certain sales and securitizations of loans, including mortgage loans, we provide recourse to the buyer whereby we are required to indemnify the buyer for any loss on the loan up to par value plus accrued interest. We provide recourse, predominantly to GSEs, on loans sold under various programs and arrangements. Substantially all of these programs and arrangements require that we share in the loans’ credit exposure for their remaining life by providing recourse to the GSE, up to 33.33% of actual losses incurred on a pro-rata basis in the event of borrower default. Under the remaining recourse programs and arrangements, if certain events occur within a specified period of time from transfer date, we have to provide limited recourse to the buyer to indemnify them for losses incurred for the remaining life of the loans. The maximum exposure to loss reported in Table 16.1 represents the outstanding principal balance of the loans sold or securitized that are subject to recourse provisions or the maximum losses per the contractual agreements. However, we believe the likelihood of loss of the entire balance due to these recourse agreements is remote, and amounts paid can be recovered in whole or in part from the sale of collateral. We also provide representation and warranty guarantees on loans sold under the various recourse programs and arrangements. Our loss exposure relative to these guarantees is separately considered and provided for, as necessary, in determination of our liability for loan repurchases due to breaches of representation and warranties.

EXCHANGE AND CLEARING HOUSE GUARANTEES  We are members of several securities and derivatives exchanges and clearing houses, both in the U.S. and in countries outside the U.S., that we use to clear our trades and those of our customers. It is common that all members in these organizations are required to collectively guarantee the performance of other members and of the organization. Our obligations under the guarantees are generally a pro-rata share based on either a fixed amount or a multiple of the guarantee fund we are required to maintain with these organizations. Some membership rules require members to assume a pro-rata share of losses resulting from another member’s default or from non-member default losses after applying the guarantee fund. We have not recorded a liability for these arrangements as of the dates presented in Table 16.1 because we believe the likelihood of loss is remote.

OTHER GUARANTEES AND INDEMNIFICATIONS We have contingent performance arrangements related to various customer relationships and lease transactions. We are required to pay the counterparties to these agreements if third parties default on certain obligations.
Under certain factoring arrangements, we may be required to purchase trade receivables from third parties, if receivable debtors default on their payment obligations.
We use certain third-party clearing agents to clear and settle transactions on behalf of some of our institutional brokerage customers. We indemnify the clearing agents against loss that could occur for non-performance by our customers on transactions that are not sufficiently collateralized. Transactions subject to the indemnifications may include customer obligations related to the settlement of margin accounts and short positions, such as written call options and securities borrowing transactions.
We enter into other types of indemnification agreements in the ordinary course of business under which we agree to indemnify third parties against any damages, losses and expenses incurred in connection with legal and other proceedings arising from relationships or transactions with us. These relationships or transactions include those arising from service as a director or officer of the Company, underwriting agreements relating to our securities, acquisition agreements and various other business transactions or arrangements. Because the extent of our obligations under these agreements depends entirely upon the occurrence of future events, we are unable to determine our potential future liability under these agreements. We do, however, record a liability for residential mortgage loans that we expect to repurchase pursuant to various representations and warranties.

GUARANTEES OF SUBSIDIARIES In the normal course of business, the Parent may provide counterparties with guarantees related to its subsidiaries’ obligations. These obligations are included in the Company’s consolidated balance sheets or are reflected as off-balance sheet commitments, and therefore, the Parent has not recognized a separate liability for these guarantees.
The Parent fully and unconditionally guarantees the payment of principal, interest, and any other amounts that may be due on securities that its 100% owned finance subsidiary, Wells Fargo Finance LLC, may issue. These guaranteed liabilities were $1.6 billion and $5 million at December 31, 2019 and 2018, respectively. These guarantees rank on parity with all of the Parent’s other unsecured and unsubordinated indebtedness.

Pledged Assets
Table 16.2 provides the carrying amount of on-balance sheet pledged assets and the fair value of off-balance sheet pledged assets.

TRADING RELATED ACTIVITY Our trading businesses may pledge debt and equity securities in connection with securities sold under agreements to repurchase (repurchase agreements) and securities lending arrangements. Substantially all of the trading activity pledged collateral is eligible to be repledged or sold by the secured party. The collateral that we pledge related to our trading activities may include our own collateral as well as collateral that we have received from third parties and have the right to repledge.

NON-TRADING RELATED ACTIVITY As part of our liquidity management strategy, we may pledge loans, debt securities, and other assets to secure trust and public deposits, borrowings and letters of credit from the Federal Home Loan Bank (FHLB) and FRB and for other purposes as required or permitted by law or insurance statutory requirements. Substantially all of the non-trading activity pledged collateral is not eligible to be repledged or sold by the secured party.
Table 16.2 excludes:

•	Pledged assets of consolidated VIEs of $14.4 billion and $14.6 billion at December 31, 2019 and 2018, respectively, which can only be used to settle the liabilities of those entities;

•	Assets pledged in transactions with VIEs accounted for as secured borrowings of $80 million and $94 million at December 31, 2019 and 2018, respectively; and

•
Pledged loans recorded on our balance sheet of $568 million and $1.2 billion at December 31, 2019 and 2018, respectively, representing certain delinquent loans that are eligible for repurchase from GNMA loan securitizations.

See Note 10 (Securitizations and Variable Interest Entities) for additional information on consolidated VIE assets and secured borrowings.
Table 16.2: Pledged Assets

	Dec 31,	Dec 31,
(in millions)	2019	2018
Related to trading activities:
Debt securities	$106,105	96,616
Equity securities	6,204	9,695
Total pledged assets related to trading activities (1)	112,309	106,311
Related to non-trading activities:
Debt securities and other	65,047	62,438
Mortgage loans held for sale (2)	2,266	7,439
Loans (2)	406,106	446,455
Total pledged assets related to non-trading activities	473,419	516,332
Total pledged assets	$585,728	622,643

(1)	Includes securities collateral received from third parties that we have repledged of $60.1 billion and $60.8 billion as of December 31, 2019 and 2018, respectively.

(2)	Prior period amounts have been revised to conform with the current period presentation.
Securities Financing Activities
We enter into resale and repurchase agreements and securities borrowing and lending agreements (collectively, “securities financing activities”) typically to finance trading positions (including securities and derivatives), acquire securities to cover short trading positions, accommodate customers’ financing needs, and settle other securities obligations. These activities are conducted through our broker-dealer subsidiaries and, to a lesser extent, through other bank entities. Most of our securities financing activities involve high-quality, liquid securities such as U.S. Treasury securities and government agency securities and, to a lesser extent, less liquid securities, including equity securities, corporate bonds and asset-backed securities. We account for these transactions as collateralized financings in which we typically receive or pledge securities as collateral. We believe these financing transactions generally do not have material credit risk given the collateral provided and the related monitoring processes.

OFFSETTING OF SECURITIES FINANCING ACTIVITIES Table 16.3 presents resale and repurchase agreements subject to master repurchase agreements (MRA) and securities borrowing and lending agreements subject to master securities lending agreements (MSLA). We account for transactions subject to these agreements as collateralized financings, and those with a single counterparty are presented net on our balance sheet, provided certain criteria are met that permit balance sheet netting. Most transactions subject to these agreements do not meet those criteria and thus are not eligible for balance sheet netting.
Collateral we pledged consists of non-cash instruments, such as securities or loans, and is not netted on the balance sheet against the related liability. Collateral we received includes securities or loans and is not recognized on our balance sheet. Collateral pledged or received may be increased or decreased over time to maintain certain contractual thresholds, as the assets underlying each arrangement fluctuate in value. Generally, these agreements require collateral to exceed the asset or liability recognized on the balance sheet. The following table includes the amount of collateral pledged or received related to exposures subject to enforceable MRAs or MSLAs. While these agreements are typically over-collateralized, U.S. GAAP requires disclosure in this table to limit the reported amount of such collateral to the amount of the related recognized asset or liability for each counterparty.
In addition to the amounts included in Table 16.3, we also have balance sheet netting related to derivatives that is disclosed in Note 18 (Derivatives).
Table 16.3: Offsetting – Securities Financing Activities

	Dec 31,	Dec 31,
(in millions)	2019	2018
Assets:
Resale and securities borrowing agreements
Gross amounts recognized	$140,773	112,662
Gross amounts offset in consolidated balance sheet (1)	(19,180)	(15,258)
Net amounts in consolidated balance sheet (2)	121,593	97,404
Collateral not recognized in consolidated balance sheet (3)	(120,786)	(96,734)
Net amount (4)	$807	670
Liabilities:
Repurchase and securities lending agreements
Gross amounts recognized (5)	$111,038	106,248
Gross amounts offset in consolidated balance sheet (1)	(19,180)	(15,258)
Net amounts in consolidated balance sheet (6)	91,858	90,990
Collateral pledged but not netted in consolidated balance sheet (7)	(91,709)	(90,798)
Net amount (8)	$149	192

(1)	Represents recognized amount of resale and repurchase agreements with counterparties subject to enforceable MRAs that have been offset in the consolidated balance sheet.

(2)
Includes $102.1 billion and $80.1 billion, respectively, classified on our consolidated balance sheet in federal funds sold and securities purchased under resale agreements at December 31, 2019 and 2018. Also includes securities purchased under long-term resale agreements (generally one year or more) classified in loans, which totaled $19.5 billion and $17.3 billion, at December 31, 2019 and 2018, respectively.

(3)
Represents the fair value of collateral we have received under enforceable MRAs or MSLAs, limited in the table above to the amount of the recognized asset due from each counterparty. At December 31, 2019 and 2018, we have received total collateral with a fair value of $150.9 billion and $123.1 billion, respectively, all of which we have the right to sell or repledge. These amounts include securities we have sold or repledged to others with a fair value of $59.1 billion at December 31, 2019, and $60.8 billion at December 31, 2018.

(4)	Represents the amount of our exposure that is not collateralized and/or is not subject to an enforceable MRA or MSLA.

(5)	For additional information on underlying collateral and contractual maturities, see the “Repurchase and Securities Lending Agreements” section in this Note.

(6)	Amount is classified in short-term borrowings on our consolidated balance sheet.

(7)
Represents the fair value of collateral we have pledged, related to enforceable MRAs or MSLAs, limited in the table above to the amount of the recognized liability owed to each counterparty. At December 31, 2019 and 2018, we have pledged total collateral with a fair value of $113.3 billion and $108.8 billion, respectively, substantially all of which may be sold or repledged by the counterparty.

(8)	Represents the amount of our obligation that is not covered by pledged collateral and/or is not subject to an enforceable MRA or MSLA.
REPURCHASE AND SECURITIES LENDING AGREEMENTS Securities sold under repurchase agreements and securities lending arrangements are effectively short-term collateralized borrowings. In these transactions, we receive cash in exchange for transferring securities as collateral and recognize an obligation to reacquire the securities for cash at the transaction’s maturity. These types of transactions create risks, including (1) the counterparty may fail to return the securities at maturity, (2) the fair value of the securities transferred may decline below the amount of our obligation to reacquire the securities, and therefore create an obligation for us to pledge additional amounts, and (3) the counterparty may accelerate the maturity on demand, requiring us to reacquire the security prior to contractual maturity. We attempt to mitigate these risks in various ways. Most of our collateral consists of highly liquid securities. In addition, we underwrite and monitor the financial strength of our counterparties, monitor the fair value of collateral pledged relative to contractually required repurchase amounts, and monitor that our collateral is properly returned through the clearing and settlement process in advance of our cash repayment. Table 16.4 provides the gross amounts recognized on the balance sheet (before the effects of offsetting) of our liabilities for repurchase and securities lending agreements disaggregated by underlying collateral type.
Table 16.4: Gross Obligations by Underlying Collateral Type

	Dec 31,	Dec 31,
(in millions)	2019	2018
Repurchase agreements:
Securities of U.S. Treasury and federal agencies	$48,161	38,408
Securities of U.S. States and political subdivisions	104	159
Federal agency mortgage-backed securities	44,737	47,241
Non-agency mortgage-backed securities	1,818	1,875
Corporate debt securities	7,126	6,191
Asset-backed securities	1,844	2,074
Equity securities	1,674	992
Other	705	340
Total repurchases	106,169	97,280
Securities lending arrangements:
Securities of U.S. Treasury and federal agencies	163	222
Federal agency mortgage-backed securities	—	2
Corporate debt securities	223	389
Equity securities (1)	4,481	8,349
Other	2	6
Total securities lending	4,869	8,968
Total repurchases and securities lending	$111,038	106,248

(1)
Equity securities are generally exchange traded and represent collateral received from third parties that has been repledged. We received the collateral through either margin lending agreements or contemporaneous securities borrowing transactions with other counterparties.

Table 16.5 provides the contractual maturities of our gross obligations under repurchase and securities lending agreements.
Table 16.5: Contractual Maturities of Gross Obligations

(in millions)	Overnight/continuous	Up to 30 days	30-90 days	>90 days	Total gross obligation
December 31, 2019
Repurchase agreements	$79,793	17,681	4,825	3,870	106,169
Securities lending arrangements	4,724	—	145	—	4,869
Total repurchases and securities lending (1)	$84,517	17,681	4,970	3,870	111,038
December 31, 2018
Repurchase agreements	$86,574	3,244	2,153	5,309	97,280
Securities lending arrangements	8,669	—	299	—	8,968
Total repurchases and securities lending (1)	$95,243	3,244	2,452	5,309	106,248

(1)
Securities lending is executed under agreements that allow either party to terminate the transaction without notice, while repurchase agreements have a term structure to them that technically matures at a point in time. The overnight/continuous repurchase agreements require election of both parties to roll the trade rather than the election to terminate the arrangement as in securities lending.

OTHER COMMITMENTS To meet the financing needs of our customers, we may enter into commitments to purchase debt and equity securities to provide capital for their funding, liquidity or other future needs. As of December 31, 2019 and 2018, we had commitments to purchase debt securities of $18 million and $335 million, respectively, and commitments to purchase equity securities of $2.7 billion and $2.5 billion, respectively.
As part of maintaining our memberships in certain clearing organizations, we are required to stand ready to provide liquidity to sustain market clearing activity in the event unforeseen events occur or are deemed likely to occur. Certain of these obligations are guarantees of other members’ performance and accordingly are included in Table 16.1.
Also, we have commitments to purchase loans and securities under resale agreements from certain counterparties, including central clearing organizations. The amount of our unfunded contractual commitments was $7.5 billion and $12.4 billion as of December 31, 2019 and 2018, respectively.
Given the nature of these commitments, they are excluded from Table 6.4 (Unfunded Credit Commitments) in Note 6 (Loans and Allowance for Credit Losses).